UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2014

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California 94403

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual meeting of the stockholders of Franklin Resources, Inc. (the “Company”) held on March 12, 2014 (the “Annual Meeting”), the Company’s stockholders approved the adoption of the Franklin Resources, Inc. 2014 Key Executive Incentive Compensation Plan.

A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on January 23, 2014 (the “Proxy Statement”) under the heading “Proposal No. 3 Approval of the Adoption of the Franklin Resources, Inc. 2014 Key Executive Incentive Compensation Plan.” The summary in the Proxy Statement and the description of the Plan contained herein are qualified in their entirety by reference to the full text of the Plan which is attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The matters voted upon at the Annual Meeting and the results of the votes were as follows:

1.	To elect 10 directors to the Board of Directors of the Company to hold office until the next annual meeting of stockholders or until that person’s successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Each of the 10 nominees for director was elected, and the voting results are set forth below:

Name of Director	For	Against	Abstain	Broker Non-Votes
Samuel H. Armacost	517,568,926	4,305,866	1,136,845	25,191,991
Peter K. Barker	508,973,907	12,887,487	1,150,243	25,191,991
Charles E. Johnson	507,850,965	14,137,106	1,023,566	25,191,991
Gregory E. Johnson	512,910,415	8,426,146	1,675,076	25,191,991
Rupert H. Johnson, Jr.	508,543,841	13,467,672	1,000,124	25,191,991
Mark C. Pigott	521,031,118	835,195	1,145,324	25,191,991
Chutta Ratnathicam	519,902,870	1,950,936	1,157,831	25,191,991
Laura Stein	521,242,018	767,736	1,001,883	25,191,991
Anne M. Tatlock	498,423,649	23,519,413	1,068,575	25,191,991
Geoffrey Y. Yang	521,180,205	808,126	1,023,306	25,191,991

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014.

The ratification of the appointment of PricewaterhouseCoopers LLP was approved, and the voting results are set forth below:

For	Against	Abstain
544,759,693	2,438,774	1,005,161

3.	To approve the adoption of the Franklin Resources, Inc. 2014 Key Executive Incentive Compensation Plan.

The adoption of the Franklin Resources, Inc. 2014 Key Executive Incentive Compensation Plan was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
514,268,374	7,279,350	1,463,913	25,191,991

4.	To hold an advisory vote to approve the compensation of the Company’s named executive officers.

The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
516,431,994	5,099,262	1,480,381	25,191,991

5.	To consider and vote on a stockholder proposal.

The stockholder proposal on genocide-free investing was not approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
28,841,884	454,964,633	39,205,120	25,191,991

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Franklin Resources, Inc. 2014 Key Executive Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date: March 13, 2014	/s/ Maria Gray
Name: Maria Gray
Title: Vice President and Secretary